UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27,2023 (October 26, 2023)

TRANSCODE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40363	81-1065054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

TransCode Therapeutics, Inc.

6 Liberty Square, #2382
Boston, Massachusetts 02109

(Address of principal executive offices, including zip code)

(857) 837-3099

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNAZ	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on May 16, 2023, TransCode Therapeutics, Inc. (the “Company”) received a letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is not in compliance with the stockholders’ equity requirement for continued listing on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(b)(1) requires companies listed on the Nasdaq Capital Market to maintain stockholders’ equity of at least $2,500,000 (the “Stockholders’ Equity Requirement”). In accordance with Nasdaq rules, the Company was provided 45 calendar days, or until June 30, 2023, to submit a plan to regain compliance with the Stockholders’ Equity Requirement (the “Compliance Plan”). If the Compliance Plan was determined to be acceptable to the Staff, the Staff would have the discretion to grant the Company an extension of 180 calendar days from the date of the Staff notification to regain compliance with the Stockholders’ Equity Requirement. The Compliance Plan was submitted to Nasdaq by the Company on June 30, 2023, and supplemented with additional materials on July 24, 2023.

As previously disclosed, on July 26, 2023, the Company received a Delisting Determination Letter from the Staff advising the Company that the Staff had determined not to accept the Company’s Compliance Plan, that the Company’s request for an extension had been denied, and that the Company’s common stock was subject to delisting from the Nasdaq Capital Market (the “Delisting Determination”). In accordance with Nasdaq Listing Rule 5815(a)(2), the Company was provided with seven calendar days, or until August 2, 2023, to request a hearing before the Nasdaq Hearings Panel (the “Panel”) to appeal the Delisting Determination.

The Company subsequently submitted a request for a hearing to Nasdaq which was held on October 5, 2023. At the Hearing, the Company presented its plan to regain compliance with the Stockholders’ Equity Requirement to the Panel.

On October 26, 2023, the Company received written notice from Nasdaq (the “October Notification Letter”) that the Panel had granted the Company an exception from compliance with the Stockholders Equity Requirement and extension of continued listing until January 22, 2024, subject to the following:

1.	On or before November 14, 2023, the Company shall provide a detailed update to the Panel regarding its meeting the Stockholders’ Equity Requirement; and
2.	On or before January 22, 2024, the Company shall provide an update to the Panel on how it demonstrates long-term compliance with the Stockholders’ Equity Requirement.

The October Notification Letter also stated that the Panel does not have discretion to grant continued listing on Nasdaq beyond January 22, 2024 if the Company has not regained compliance with the Stockholder’s Equity Requirement. The October Notification Letter also stated that the Panel reserves the right to reconsider the terms of this exception granting continued listing based on any event, condition or circumstance that exists or develops that would, in the opinion of the Panel, make continued listing of the Company’s securities on Nasdaq inadvisable or unwarranted. The Panel advised the Company that it is a requirement during this exception period that the Company provide prompt notification of any significant events that occur during this time that may affect the Company’s compliance with Nasdaq requirements, including prompt advance notice of any event that may call into question the Company’s ability to meet the terms of the exception granted.

There can be no assurance that the Company will be able to regain compliance with the Stockholders’ Equity Requirement, or that the Company’s plan to demonstrate long-term compliance with the Stockholder’s Equity Requirement will be accepted by the Panel.

A copy of the press release issued by the Company announcing its receipt of the October Notification Letter is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this Current Report on Form 8-K include, without limitation, statements regarding the Company’s intent or ability to regain compliance with the Stockholders’ Equity Requirement, the Company’s intention to present a plan to regain compliance with the Stockholder’s Equity Requirement, the outcome of the Panel’s review of any Company appeal of the Delisting Determination, and any courses of action to regain compliance with the Nasdaq Capital Market’s continued listing requirements. Any forward-looking statements in this Current Report on Form 8-K are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in or implied by the forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as discussions of potential risks, uncertainties and other important factors in any subsequent Company filings with the Securities and Exchange Commission. All information in this Current Report on Form 8-K is as of the date of the filing; the Company undertakes no duty to update this information unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press Release dated October 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2023	TransCode Therapeutics, Inc.

	By:	/s/ Thomas A. Fitzgerald
Thomas A. Fitzgerald
Chief Financial Officer